SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): June 20, 2005


                               Neurologix, Inc.
            (Exact name of registrant as specified in its charter)


           DELAWARE                      0-13347                06-1582875
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 (State or other jurisdiction of       (Commission          I.R.S. Employer
  incorporation or organization)       File Number)        Identification No.)


        ONE BRIDGE PLAZA, FORT LEE, NEW JERSEY                     07024
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        (Address of principal executive offices)                 (Zip Code)


                                (201) 592-6451
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             (Registrant's telephone number, including area code)


                                     None
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             (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

         On June 20, 2005, Neurologix, Inc. (the "Company") executed a Consulting Agreement (the "Agreement") with David B. Hertzog. The Agreement is effective as of May 16, 2005. The Agreement provides that Mr. Hertzog will provide to the Company on a part-time basis independent consulting services with respect to legal and financial regulatory matters. The term of the Agreement is one year, although the Agreement may be earlier terminated under certain circumstances.

         The Agreement provides that Mr. Hertzog will receive compensation of $100,000, payable in equal monthly installments. Mr. Hertzog received stock options to acquire up to 250,000 shares of the Company's common stock pursuant to the Company's 2000 Stock Option Plan, which options will expire on May 16, 2010. One half of such options vested on May 16, 2005 and one quarter will vest on each of November 16, 2005 and the termination date of the Agreement. The Company will also reimburse Mr. Hertzog for his reasonable expenses and indemnify him for certain losses incurred in connection with the services performed under the Agreement. Mr. Hertzog is required to keep confidential certain information received from the Company.

         The foregoing summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed herewith as
Exhibit 10.1 and incorporated by reference herein.


Item 9.01     Financial Statements and Exhibits.

(c)      Exhibits.

See Exhibit Index below.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NEUROLOGIX, INC.


Date: June 23, 2005                        By: /s/ Mark S. Hoffman
                                               --------------------------------
                                               Name:  Mark S. Hoffman
                                               Title: Secretary and Treasurer

                                 EXHIBIT INDEX

  Exhibit No.     Description
  -----------     -----------

     10.1 Consulting Agreement between Neurologix, Inc. and David B. Hertzog, executed on June 20, 2005.